Item 3 Exhibits.


                           Certifications

I, DANIEL S. MCNAMARA, certify that:
   ------------------

1. I have reviewed these reports on Form N-Q for the period ending September 30, 2014 for the following funds of USAA MUTUAL FUNDS TRUST:

S&P 500 INDEX FUND, REWARD SHARES
S&P 500 INDEX FUND, MEMBER SHARES
TOTAL RETURN STRATEGY FUND  SHARES
TOTAL RETURN STRATEGY FUND INSTITUTIONAL SHARES
EXTENDED MARKET INDEX FUND
FLEXIBLE INCOME FUND SHARES
FLEXIBLE INCOME FUND INSTITUTIONAL SHARES
FLEXIBLE INCOME FUND ADVISER SHARES
NASDAQ-100 INDEX FUND
TARGET RETIREMENT INCOME FUND
TARGET RETIREMENT 2020 FUND
TARGET RETIREMENT 2030 FUND
TARGET RETIREMENT 2040 FUND
TARGET RETIREMENT 2050 FUND
TARGET RETIREMENT 2060 FUND
GLOBAL MANAGED VOLATILITY FUND
GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES
ULTRA SHORT-TERM BOND FUND SHARES SHARES
ULTRA SHORT-TERM BOND FUND INSTITUTIONAL SHARES
REAL RETURN FUND SHARES
REAL RETURN FUND INSTITUTIONAL SHARES

2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
(d) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions)

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and
(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


Date:  11/21/2014                        /S/ DANIEL S. MCNAMARA
     ---------------------               -------------------------
                                         Daniel S. McNamara
                                         President

                               Certifications


I, ROBERTO GALINDO, JR., certify that:
   --------------------

1. I have reviewed these reports on Form N-Q for the period ending September 30, 2014 for the following funds of USAA MUTUAL FUNDS TRUST:

S&P 500 INDEX FUND, REWARD SHARES
S&P 500 INDEX FUND, MEMBER SHARES
TOTAL RETURN STRATEGY FUND  SHARES
TOTAL RETURN STRATEGY FUND INSTITUTIONAL SHARES
EXTENDED MARKET INDEX FUND
FLEXIBLE INCOME FUND SHARES
FLEXIBLE INCOME FUND INSTITUTIONAL SHARES
FLEXIBLE INCOME FUND ADVISER SHARES
NASDAQ-100 INDEX FUND
TARGET RETIREMENT INCOME FUND
TARGET RETIREMENT 2020 FUND
TARGET RETIREMENT 2030 FUND
TARGET RETIREMENT 2040 FUND
TARGET RETIREMENT 2050 FUND
TARGET RETIREMENT 2060 FUND
GLOBAL MANAGED VOLATILITY FUND
GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES
ULTRA SHORT-TERM BOND FUND SHARES SHARES
ULTRA SHORT-TERM BOND FUND INSTITUTIONAL SHARES
REAL RETURN FUND SHARES
REAL RETURN FUND INSTITUTIONAL SHARES

2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
(d) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions)

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and
(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


Date:  11/20/2014                        /S/ ROBERTO GALINDO, JR.
     ---------------------               ----------------------------
                                         Roberto Galindo, Jr.
                                         Treasurer